Exhibit 10.42

FIFTH AMENDMENT TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fifth Amendment to Amended and Restated Loan and Security Agreement (the “Fifth Amendment”), dated as of the 5th day of September, 2006 is made by and among IWT TESORO CORPORATION, a Nevada corporation with its chief executive office and principal place of business at Suite 10, 191 Post Road West, Westport, Connecticut 06880, INTERNATIONAL WHOLESALE TILE, INC., a Florida corporation with its chief executive office and principal place of business at 3500 S.W. 42nd Avenue, Palm City, Florida 34990; THE TILE CLUB, INC., a Delaware corporation with its chief executive office and principal place of business at Suite 10, 191 Post Road West, Westport, Connecticut 06880 (“The Tile Club”), and TESORO DIRECT, INC., a Delaware corporation with its chief executive office and principal place of business at Suite 10, 191 Post Road West, Westport, Connecticut 06880 (“TDI”) (jointly and severally and together with their successors and assigns, collectively, the “Borrower”) and BANK OF AMERICA, N.A., with an office at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033 (the “Lender”).

W I T N E S S E T H:

WHEREAS, Borrower and the Lender are parties to a certain Amended and Restated Loan and Security Agreement dated as of December 31, 2004, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement, that certain Second Amendment to Amended and Restated Loan and Security Agreement, that certain Third Amendment to Amended and Restated Loan and Security Agreement and that certain Fourth Amendment to Amended and Restated Loan and Security Agreement (collectively, the “Loan Agreement”), pursuant to which the Lender agreed to extend to Borrower a revolving loan in the principal amount of up to $25,000,000; and

WHEREAS, Borrower and Lender desire to amend the Loan Agreement to change certain provisions and to increase the original principal amount available thereunder by ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00); and

WHEREAS, Section 11.3 of the Loan Agreement provides, in part, that no modification or amendment of the Loan Agreement shall be effective unless the same shall be in writing and signed by the parties thereto;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

1.             Defined Terms. Capitalized terms used in this Fifth Amendment which are defined in the Loan Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2.             Amendment.

(a)           The first full paragraph of Section 1 of the Loan Agreement, entitled “Credit Facility”, is hereby deleted in its entirety and replaced by the following:

Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a Total Credit Facility of up to $26,500,000 available upon Borrower’s request therefor, as follows:

(b)           Section 4.1 of the Loan Agreement, entitled “Term of the Agreement”, is hereby deleted in its entirety and replaced with the following:

4.1           Term of Agreement.  Subject to Lender’s right to cease making Loans to Borrower upon or after the occurrence of any Default or Event of Default, this Agreement shall be in effect for a period, through and including December 10, 2006 (the “Term”).

(c)           The following Section, entitled “Prepayment of Subordinated Debt” is hereby added as a new Section 8.2.15 of the Loan Agreement:

Section 8.2.15 Prepayment of Subordinated Debt.  Use any of the proceeds of the Loan to prepay any Subordinated Debt; provided, however, the proceeds of the Loan may be used for regularly scheduled amortization payments of said Subordinated Debt.

(d)           Section 8.3.3 of the Loan Agreement, entitled “Minimum Fixed Charge Coverage Ratio”, is hereby deleted in its entirety and replaced with the following:

8.3.3        Minimum Fixed Charge Coverage Ratio. Maintain a ratio of EBITDA less (1) Unfunded Capital Expenditures and less (2) taxes to Principal Paid (not including the Loan) plus (i) Interest Expenses and (ii) Distributions of not less than the following ratios for each of the following fiscal quarters:

Ratio	Fiscal Quarter Ending

0.50 : 1.0	September 30, 2006

This covenant shall be tested on September 30, 2006 by reference to the fiscal quarter then ending.

(e)           The following Section, entitled “Minimum EBITDA” is hereby added as a new Section 8.3.4 of the Loan Agreement:

8.3.4        Minimum EBITDA.  Maintain EBITDA of not less than the following amounts for each of the following calendar months in the 2006 fiscal year:

Amount	Calendar Month

$155,000.00	August
$165,000.00	September
$180,000.00	October
$165,000.00	November
$150,000.00	December

This covenant shall be tested on the last day of each calendar month by reference to the calendar month then ending.

(f)            The following Section, entitled “Total Net Worth” is hereby added as a new Section 8.3.5 of the Loan Agreement:

8.3.5        Total Net Worth.  Maintain a total net worth on Borrower’s balance sheet, as determined per GAAP, plus the Laurus Master Fund, Ltd. loan discount cost as indicated on the Borrower prepared financial statements, of not less than $0 as of the fiscal quarter ending September 30, 2006.  This covenant shall be tested on the last day of each fiscal quarter by reference to the fiscal quarter then ended.

(g)           Section 8.2.8 of the Loan Agreement, entitled “Unfunded Capital Expenditures”, Section 8.3.1 of the Loan Agreement, entitled “Leverage” and Section 8.3.2 of the Loan Agreement, entitled “Inventory Turnover” are hereby deleted in their entirety and replaced with the phrase “Intentionally Omitted”.

(h)           Appendix A of the Loan Agreement, entitled “General Definitions”, is hereby amended by deleting subsection (i) of the definition of the term “Borrowing Base” and replacing it with the following:

(i)            $26,500,000.00 at such date; or

(i)            Appendix A of the Loan Agreement, entitled “General Definitions”, is hereby amended by deleting Section (ii)(c) of the definition of the term “Borrowing Base” and replacing it with the following:

(c)           the lesser of (1) $17,000,000.00 or (2) the sum of (1) 65% of the value of Eligible Inventory consisting of floor tile, wall tile, marble and decorative tile, plus (2) 50% of the value of Eligible Inventory consisting of trim; plus (3) 40% of Listello; plus (4) 10% of Intransit Inventory at such date, each calculated on the basis of the lower of cost or market with the cost of raw materials and finished goods calculated on a first-in, first-out basis; minus

(j)            Appendix A of the Loan Agreement, entitled “General Definitions”, is hereby amended by deleting the definition of the term “Total Credit Facility” and replacing it with the following:

Total Credit Facility - $26,500,000.00.

(k)           Exhibit A of the Loan Agreement, entitled “Amended and Restated Revolving Credit Note”, is hereby replaced in its entirety by Exhibit A, attached hereto and made a part hereof.

3.             No Other Changes. Except as explicitly amended by this Fifth Amendment, all of the terms and conditions of the Loan Agreement shall remain in full force and effect and shall apply to any loan, letter of credit or swing line loans thereunder.

4.             Representations and Warranties. Borrower hereby represents and warrants to Lender as follows:

(a)           Borrower has all requisite power and authority to execute this Fifth Amendment and to perform all of its obligations hereunder, and this Fifth Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

(b)           The execution, delivery and performance by Borrower of this Fifth Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the articles of incorporation or by-laws of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

(c)           All of the representations and warranties contained in Section 7 of the Loan Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

5.             References. All references in the Loan Agreement to “this Agreement” shall be deemed to refer to the Loan Agreement as amended hereby; and any and all references in the Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby.

6.             Release. Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Fifth Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

7.             Confirmation of other Loan Documents.  Borrower agrees notwithstanding the amendment of the Loan Agreement pursuant to this Fifth Amendment, that the other Loan Documents and its agreements, covenants, obligations, representations and warranties thereunder and therein are hereby expressly ratified, confirmed and restated.

8.             Benefit.  This Fifth Amendment shall inure to the benefit of and bind the parties hereto and their respective successors and assigns.

9.             Fees and Expenses.  Borrower agrees to pay the reasonable legal and other fees, commissions, costs, charges, taxes and other expenses incurred by Lender in connection with the preparation, execution and delivery of this Fifth Amendment and the fees and disbursements of Lender’s counsel.

10.           Miscellaneous.  This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first written above.

IWT TESORO CORPORATION

By:
Henry J. Boucher, Jr.
Its President
Duly Authorized

INTERNATIONAL WHOLESALE TILE, INC.

By:
Paul F. Boucher
Its President
Duly Authorized

THE TILE CLUB, INC.

By:
Henry J. Boucher, Jr.
Its President
Duly Authorized

TESORO DIRECT, INC.

By:
Henry J. Boucher, Jr.
Its President
Duly Authorized

BANK OF AMERICA, N.A.

By:
Deirdre Sikora
Its Vice President
Duly Authorized

STATE OF	)
) ss.
COUNTY OF	)

On this          day of August, 2006, before me the undersigned officer, personally appeared Henry J. Boucher, Jr., who acknowledged himself to be the President of IWT Tesoro Corporation, a Nevada corporation, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of the corporation.

In Witness Whereof I hereunto set my hand.

Commissioner of the Superior Court
Notary Public
My commission expires:

STATE OF	)
) ss.
COUNTY OF	)

On this          day of August, 2006, before me the undersigned officer, personally appeared Paul F. Boucher, who acknowledged himself to be the President of International Wholesale Tile, Inc., a Florida corporation, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of the corporation.

In Witness Whereof I hereunto set my hand.

Commissioner of the Superior Court
Notary Public
My commission expires:

STATE OF	)
) ss.
COUNTY OF	)

On this          day of August, 2006, before me the undersigned officer, personally appeared Henry J. Boucher, Jr., who acknowledged himself to be the President of The Tile Club, Inc., a Delaware corporation, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of the corporation.

In Witness Whereof I hereunto set my hand.

Commissioner of the Superior Court
Notary Public
My commission expires:

STATE OF	)
) ss.
COUNTY OF	)

On this          day of August, 2006, before me the undersigned officer, personally appeared Henry J. Boucher, Jr., who acknowledged himself to be the President of Import Flooring Group, Inc., a Delaware corporation, and that he, as such President, being authorized so to do, executed the foregoing instrument for the purposes therein contained as his free act and deed and the free act and deed of the corporation.

In Witness Whereof I hereunto set my hand.

Commissioner of the Superior Court
Notary Public
My commission expires:

EXHIBIT A

SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE

$26,500,000.00	December 31, 2004
Amended and Restated as of August , 2006
Hartford, Connecticut

FOR VALUE RECEIVED, the undersigned, IWT TESORO CORPORATION, a Nevada corporation, INTERNATIONAL WHOLESALE TILE, INC., a Florida corporation, THE TILE CLUB, INC., a Delaware corporation, and IMPORT FLOORING GROUP, INC., a Delaware corporation (collectively “Borrower”), jointly and severally, promises to pay to the order of BANK OF AMERICA, N.A. (“Lender”), at the office of the Lender, located at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, in lawful money of the United States of America and in immediate available funds, the principal amount of TWENTY-SIX MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($26,500,000.00) or so much of such principal amount as shall be outstanding and unpaid on December 10, 2006.

This Amended and Restated Revolving Credit Note (the “Note”) is the Revolving Credit Note referred to in, and is issued pursuant to, that certain Amended and Restated Loan and Security Agreement between Borrower and Lender dated December 31, 2004 (hereinafter, as amended from time to time, the “Loan Agreement”), and is entitled to all of the benefits and security of the Loan Agreement.  This Note has been issued by Borrower to amend and restate that certain Amended and Restated Revolving Credit Note, dated December 31, 2004 in the original principal amount of up to TWENTY-FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) (the “Original Note”) in its entirety and evidences the same indebtedness that has been evidenced by the Original Note plus additional indebtedness in the original principal amount of ONE MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,500,000.00).  The Original Note is hereby replaced and superseded in its entirety by this Second Amended and Restated Revolving Credit Note.  This Note is not a novation of the Original Note.  Any reference to the Note in any of the Loan Documents shall hereafter mean this Note as the same may be modified, amended, supplemented, extended, or consolidated in writing, and any note(s) issued in exchange therefore or in replacement thereof. All of the terms, covenants and conditions of the Loan Agreement and the Security Documents are hereby made a part of this Note and are deemed incorporated herein in full.  All capitalized terms used herein, unless otherwise specifically defined in this Note, shall have the meanings ascribed to them in the Loan Agreement.

The rate of interest in effect hereunder shall be calculated with reference to the Base Rate or LIBOR, as applicable, as more specifically provided in the Loan Agreement.  The interest due shall be computed in the manner provided in the Loan Agreement.

Except as otherwise expressly provided in the Loan Agreement, if any payment on this Note becomes due and payable on a day other than a Business Day, the maturity there of shall be extended to the next succeeding Business Day, and with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.  Notwithstanding the foregoing, if any portion of the Revolving Credit Loans evidenced by this promissory note constitutes a LIBOR Advance, and an extension of the maturity of any payment hereon would cause the maturity thereof to occur during the next calendar month, then such payment shall mature on the next preceding Business Day.

This Note shall be subject to mandatory prepayment in accordance with the provisions of Section 3.3 of the Loan Agreement.  Borrower may also terminate the Loan Agreement and, in connection with such termination, prepay this Note in the manner provided in Section 4 of the Loan Agreement.

Upon the occurrence and continuation of any one or more of the Events of Default specified in the Loan Agreement which have not been cured by Borrower or waived by Lender, Lender may declare all Obligations evidenced hereby to be immediately due and payable (except with respect to any Event of Default set forth in subsection 10.1.10 of the Loan Agreement, in which case all Obligations evidenced hereby shall automatically become immediately due and payable without the necessity of any notice or other demand) without presentment, demand, protest or any other action or obligation of the Lender.

Time is of the essence of this Note.  Borrower hereby waives presentment, demand, protest and notice of any kind.  No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder hereof shall operate as a waiver of such rights.

Wherever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or remaining provisions of this Note.  No delay or failure on the part of Lender in the exercise of any right or remedy hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise by Lender of any right or remedy preclude any other right or remedy.  Lender, at its option, may enforce its rights against any collateral securing this Note without enforcing its rights against Borrower, any guarantor of the indebtedness evidenced hereby or any other property or indebtedness due or to become due to Borrower.  Borrower agrees that, without releasing or impairing Borrower’s liability hereunder, Lender may at any time release, surrender, substitute or exchange any collateral securing this Note and may at any time release any party primarily or secondarily liable for the indebtedness evidenced by this Note.

The validity, interpretation and enforcement of this promissory note shall be governed by the internal laws of the state of Connecticut without giving effect to the conflict of laws principles thereof.

[signature page follows]

[signature page to Second Amended and Restated Revolving Credit Note]

IWT TESORO CORPORATION

By:
Henry J. Boucher, Jr.
Its President
Duly Authorized

INTERNATIONAL WHOLESALE TILE, INC.

By:

Paul F. Boucher

Its President

Duly Authorized

THE TILE CLUB, INC.

By:
Henry J. Boucher, Jr.
Its President
Duly Authorized

IMPORT FLOORING GROUP, INC.

By:
Henry J. Boucher, Jr.
Its President
Duly Authorized